EXHIBIT 99

                             COLLATERAL TERM SHEETS


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                               November 6, 2003

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                        Preliminary Collateral Term Sheet
-------------------------------------------------------------------------------
                           $745,832,000 (Approximate)
                         GSR Mortgage Loan Trust 2003-13
                     GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-13

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                           Features of the Transaction
-------------------------------------------------------------------------------
o Offering consists of three groups senior securities totaling $745,832,000 expected to be rated either AAA by two of Moody's, S&P and Fitch.

o Credit support for the certificates is provided through a senior/subordinated, shifting interest structure and five-year prepayment lockout. The expected amount of credit support for the senior certificates is 2.50% +/- 25 bps in the form of subordination.

o Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loan originated or purchased by Wells Fargo Home Mortgage, Inc.

o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o    The subordinate certificates will be cross-collateralized.

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                           Time Table
-----------------------------------------------------------------
Expected Settlement:                           December 30, 2003
Cut-off Date:                                   December 1, 2003
First Distribution Date:                        January 25, 2004



--------------------------------------------------------------------

                             Key Terms
--------------------------------------------------------------------
Issuer:                      GSR Mortgage Loan Trust 2003-13
Depositor:                   GS Mortgage Securities Corp.
Servicer:                    Wells Fargo Home Mortgage, Inc.
Trustee/Custodian:           JPMorgan Chase Bank
Servicing/Trustee Fee:       37.5/0.25 bps
Distribution Date:           25th day of the month or the following
                             Business Day
Record Date:                 Last business day of the interest
                             accrual period for such certificates
Interest Accrual:            30/360 basis for all classes of
                             certificates
Servicer Advancing:          Yes, subject to recoverability
Compensating Interest:       To the extent of the aggregate monthly
                             servicing fee
Optional Call:               10% optional termination provision
Rating Agencies:             Senior certificates - two of Moody's,
                             S&P and Fitch
Minimum Denomination:        Senior certificates - $25,000
                             Interest only certificates - $5,000,000
Legal Investment:            All certificates offered by this term
                             sheet are expected to be SMMEA eligible
                             at settlement
ERISA Eligible:              Underwriter's exemption is expected to
                             apply to all offered certificates;
                             however, prospective purchasers should
                             consult their own counsel
Tax Treatment:               All offered certificates represent REMIC
                             regular interests




                ---------------------------------------------------- --------------------------------------------------

                Collateral Description(1)                                                                        Total
                ---------------------------------------------------- --------------------------------------------------
                Scheduled Principal Balance:                                                           $764,956,334.14
                ---------------------------------------------------- --------------------------------------------------
                Number of Mortgage Loans:                                                                        1,439
                ---------------------------------------------------- --------------------------------------------------
                Average Scheduled Principal Balance:                                                          $531,600
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Gross Coupon:                                                                   4.91%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Net Coupon:                                                                     4.53%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Stated Remaining Term (months):                                                   355
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Seasoning (months):                                                                 5
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Months to Roll:                                                                   115
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Amortized Current LTV:                                                          62.2%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Gross Margin:                                                                   2.75%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Net Margin:                                                                     2.37%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Initial Rate Cap:                                                               5.00%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Periodic Rate Cap:                                                              2.00%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Life Cap:                                                                       5.00%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average Gross Maximum Lifetime Rate:                                                    9.91%
                ---------------------------------------------------- --------------------------------------------------
                Weighted Average FICO Score:                                                                       742
                ---------------------------------------------------- --------------------------------------------------
                California:                                                                                      49.2%
                ---------------------------------------------------- --------------------------------------------------
                Owner Occupied:                                                                                  95.7%
                ---------------------------------------------------- --------------------------------------------------
                Cash-out Refinancing:                                                                            13.9%
                ---------------------------------------------------- --------------------------------------------------
                Single Family:                                                                                   92.3%
                ---------------------------------------------------- --------------------------------------------------

(1) December 1, 2003 scheduled balances. All information is approximate and subject to change.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.


Project:        GSR 2003 13 10/1 Arms                                            November 6, 2003   8:19 PAGE 0001
All Loans       All Loans


________________________________________________________________________________________________________________________________
| Loans|12/03 Sched. Balan|Curr WAC|Orig WAM|  Am WAM| 12/3 WAM| 12/3 Age| Per Cap|Life Cap| Maxrate| 12/3MTR|Margin|CLTV| FICO|
|______|__________________|________|________|________|_________|_________|________|________|________|________|______|____|_____|
| 1,439|   $764,956,334.14|    4.91|     359|     354|      355|        5|    2.00|    5.00|    9.91|     115|2.75  |62.2|  742|
|______|__________________|________|________|________|_________|_________|________|________|________|________|______|____|_____|

_______________________________________________________________________________________________________________________________
|Current Rate        |Scheduled Balance  |Orig Term           |12/3 Rem Term       |AM WAM             |12/3 Age   |Delq       |
|____________________|___________________|____________________|____________________|___________________|___________|___________|
|3.50 - 3.749%   0.13| $100,000          |181 - 240 Mths  0.38|181 - 240 Mth   0.38|181 - 240 Mth  0.43|  3    7.92| CUR  99.58|
|                    | - $150,0   0.09   |                    |                    |                   |           |           |
|3.75 - 3.99%    0.56| $150,000          |241 - 300 Mths  0.08|241 - 300 Mth   0.08|241 - 300 Mth  0.37|  4   17.61| 30    0.42|
|                    | - $200,0   0.28   |                    |                    |                   |           |           |
|4.00 - 4.249%   1.15| $200,000          |301 - 360 Mths 99.54|301 - 360 Mth  99.54|301 - 360 Mth 99.19|  5   69.24|           |
|                    |  - $250,0  0.27   |                    |                    |                   |           |           |
|4.25 - 4.49%    3.47| $250,001          |                    |                    |                   |  6    4.06|           |
|                    | - $275,0   0.41   |                    |                    |                   |           |           |
|4.50 - 4.749%  12.60| $275,001          |                    |                    |                   |  7    0.88|           |
|                    | - $350,0   5.18   |                    |                    |                   |           |           |
|4.75 - 4.99%   35.83| $350,001          |                    |                    |                   |  9    0.10|           |
|                    | - $400,0  11.67   |                    |                    |                   |           |           |
|5.00 - 5.249%  33.68| $400,001          |                    |                    |                   | 10    0.08|           |
|                    | - $450,0  11.10   |                    |                    |                   |           |           |
|5.25 - 5.49%    8.51| $450,001          |                    |                    |                   | 12    0.07|           |
|                    | - $500,0  13.02   |                    |                    |                   |           |           |
|5.50 - 5.749%   3.26| $500,001          |                    |                    |                   | 13-2  0.05|           |
|                    | - $550,0   8.49   |                    |                    |                   |           |           |
|5.75 - 5.99%    0.76| $550,001          |                    |                    |                   |           |           |
|                    | - $600,0   6.94   |                    |                    |                   |           |           |
|6.00 - 6.249%   0.04| $600,001          |                    |                    |                   |           |           |
|                    | - $650,0  13.51   |                    |                    |                   |           |           |
|                    | $650,001          |                    |                    |                   |           |           |
|                    | - $750,0   6.47   |                    |                    |                   |           |           |
|                    | $750,001          |                    |                    |                   |           |           |
|                    | - $850,0   6.46   |                    |                    |                   |           |           |
|                    | $850,001          |                    |                    |                   |           |           |
|                    | - $950,0   4.59   |                    |                    |                   |           |           |
|                    | $950,001          |                    |                    |                   |           |           |
|                    | - $1.0M   11.36   |                    |                    |                   |           |           |
|                    | $1.0M             |                    |                    |                   |           |           |
|                    | - $1.25M   0.16   |                    |                    |                   |           |           |
|                    |                   |                    |                    |                   |           |           |
|                    |                   |                    |                    |                   |           |           |
|                    |                   |                    |                    |                   |           |           |
|____________________|___________________|____________________|____________________|___________________|___________|___________|
 ____________________________________________________________________________________
|Geography         |Zip            |Curr LTV          |FICO          |PMI            |
|__________________|_______________|__________________|______________|_______________|
|California   49.20|92130      0.93| 0.01-50.00  20.08|560-579   0.06|LTV<80    99.53|
|New Jersey    4.80|92660      0.77| 50.01-60.0  17.02|580-619   0.09|Triad      0.16|
|Illinois      4.63|94583      0.75| 60.01-70.0  32.10|620-649   2.02|Amerin     0.10|
|Virginia      4.39|94506      0.74| 70.01-75.0   9.40|650-699  13.70|GECM       0.10|
|Colorado      3.49|95070      0.73| 75.01-80.0  20.94|700-749  33.67|RMIC       0.06|
|Massachuset   3.38|90210      0.69| 80.01-85.0   0.11|750-799  47.79|UGRIC      0.04|
|New York      2.86|90272      0.67| 85.01-90.0   0.35|800+      2.68|               |
|Florida       2.71|95120      0.66|                  |              |               |
|Minnesota     2.65|94526      0.66|                  |              |               |
|Maryland      2.53|81611      0.65|                  |              |               |
|Texas         2.27|94024      0.64|                  |              |               |
|Washington    2.22|94115      0.64|                  |              |               |
|*More*       14.85|*More*    91.47|                  |              |               |
|__________________|_______________|__________________|______________|_______________|
 _______________________________________________________________________________________________________
|Property Type            |Occupancy                |Purpose                  |Doc                      |
|_________________________|_________________________|_________________________|_________________________|
|SINGLE FAMILY       92.28|OWNER OCCUPIED      95.73|RATE/TERM REFI      55.25|Full Doc            53.13|
|CONDO                4.69|SECOND HOME          4.27|PURCHASE            30.91|Asset Only          41.38|
|PUD                  1.02|                         |CASHOUT REFI        13.85|Income Only          3.92|
|HI-RISE CONDO        0.96|                         |                         |No Doc               1.56|
|2-4 FAMILY           0.78|                         |                         |                         |
|CO-OP                0.27|                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|_________________________|_________________________|_________________________|_________________________|

______________________________________________________________________________________________________________________
|Arm Index         |Margins          |Per Rate Cap |Life Adj Cap |Next Rate Adj Dt|12/3 MTR       |Life Rate Cap      |
|__________________|_________________|_____________|_____________|________________|_______________|___________________|
|1YR CMT     100.00|  2.750    100.00|  2.00 100.00|  5.00 100.00|NOV2012     0.05|    107    0.05| 8.50- 8.99%   0.69|
|                  |                 |             |             |DEC2012     0.07|    108    0.07| 9.00- 9.49%   4.62|
|                  |                 |             |             |FEB2013     0.08|    110    0.08| 9.50- 9.99%  48.43|
|                  |                 |             |             |MAR2013     0.10|    111    0.10|10.00-10.49%  42.19|
|                  |                 |             |             |MAY2013     0.88|    113    0.88|10.50-10.99%   4.02|
|                  |                 |             |             |JUN2013     4.06|    114    4.06|11.00-11.49%   0.04|
|                  |                 |             |             |JUL2013    69.24|    115   69.24|                   |
|                  |                 |             |             |AUG2013    17.61|    116   17.61|                   |
|                  |                 |             |             |SEP2013     7.92|    117    7.92|                   |
|                  |                 |             |             |                |               |                   |
|__________________|_________________|_____________|_____________|________________|_______________|___________________|


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